Blood Collection, Filtration and Processing Product Line
(A component of Pall Corporation)
Financial Statements
(With Independent Auditors' Report Thereon)
July 31, 2011 and 2010

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)

Independent Auditors' Report
The Board of Directors
Pall Corporation:
We have audited the accompanying Statements of Assets to be Sold and Liabilities to be Assumed of the Blood Collection, Filtration and Processing Product Line (a component of Pall Corporation) as of July 31, 2011 and 2010, and the related Statements of Revenues and Direct Expenses for each of the years in the three‑year period ended July 31, 2011. These financial statements are the responsibility of Pall Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
The accompanying financial statements were prepared to present the assets to be sold and liabilities to be assumed and revenues and direct expenses of the Blood Collection, Filtration and Processing Product Line (a component of Pall Corporation), due to the Asset Purchase Agreement by and between Pall Corporation and Haemonetics Corporation as described in note 1 to the financial statements, and are not intended to be a complete presentation of financial position or results of operations.
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be sold and liabilities to be assumed of the Blood Collection, Filtration and Processing Product Line (a component of Pall Corporation) as of July 31, 2011 and 2010, and the revenues and direct expenses for each of the years in the three‑year period ended July 31, 2011, in conformity with U.S. generally accepted accounting principles, as further discussed in note 1, Description of Business and Basis of Presentation.

/s/ KPMG
Melville, New York
July 16, 2012

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Statements of Assets to be Sold and Liabilities to be Assumed
(In thousands)

	July 31,	July 31,
	2011	2010
Current assets to be sold:
Inventory	$37,125	40,300
Other current assets	2,189	1,485
Total current assets to be sold	39,314	41,785
Property, plant and equipment	64,567	69,298
Intangible assets	683	845
Other noncurrent assets	103	145
Total assets to be sold	104,667	112,073
Total liabilities to be assumed	1,817	1,719
Net assets to be sold	$102,850	110,354

See accompanying notes to financial statements.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Statements of Revenues and Direct Expenses
(In thousands)

	Years ended
	July 31,	July 31,	July 31,
	2011	2010	2009
Net sales	$223,721	216,253	209,557
Cost of sales	136,243	131,697	134,053
Gross profit	87,478	84,556	75,504
Selling, general and administrative expenses	23,166	23,282	24,262
Research and development	6,299	6,148	6,433
Asset impairment charges	7,336	—	—

Revenues in excess of direct expenses	$50,677	55,126	44,809

See accompanying notes to financial statements.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to the Financial Statements
July 31, 2011 and 2010
(In thousands)

Description of Business and Basis of Presentation
Background and Description of Business
On April 28, 2012, Pall Corporation (the Company) entered into an agreement to sell certain assets of its blood collection, filtration and processing product line (the Product Line) to Haemonetics Corporation (Haemonetics or the Buyer) for approximately $550,000. The sale is expected to be completed with an effective date of August 1, 2012.
Assets included in the transaction relate to the Company's portfolio of blood collection, processing and filtration systems and equipment for transfusion medicine. These products are sold throughout the world primarily to blood collection centers and hospitals, both directly and through third party distributors, for manual whole blood collections and for leukoreduction of red cells, plasma, and platelets. The Product Line also includes filters sold to OEM customers for automated collections and automated component processing.
The sale will include the transfer of manufacturing facilities in Covina, California; Tijuana, Mexico; Ascoli, Italy and a portion, through a long‑term lease, of the Company's facility in Fajardo, Puerto Rico. Separate from these manufacturing facilities, the Company will also transfer related blood media manufacturing capability to Haemonetics. The transfer of the related media manufacturing line, which is yet to be constructed, is expected to be completed by calendar year 2016. Until that time, the Company will provide these media products under a supply agreement. At closing, approximately 1,300 employees will transition to Haemonetics. In addition, inventory, other assets, certain intangible assets and property, plant and equipment, and certain employment‑related liabilities related to the Product Line are being transferred to Haemonetics. Receivables, payables and other accrued expenses related to the Product Line prior to closing will remain with the Company.
Basis of Presentation
The Product Line has not been accounted for as a separate entity, subsidiary or division of the Company. In addition, stand‑alone financial statements related to the Product Line have never been prepared previously as the Company's financial system is not designed to provide complete financial information of the Product Line, and the Company's independent auditors have never audited or reported separately on the operations or net assets of the Product Line. Therefore, it is not practical to provide the Buyer with full financial statements for the Product Line. Thus, statements of assets to be sold and liabilities to be assumed and statements of revenues and direct expenses (the Financial Statements) were prepared.
The preparation of Financial Statements in accordance with United States (U.S.) Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that may affect the reported amounts of assets acquired, liabilities assumed, revenues, direct expenses and related disclosures during the reporting periods. Management bases its estimates on historical experiences and various other assumptions it believes to be reasonable. Actual results may differ from those estimates.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to the Financial Statements
July 31, 2011 and 2010
(In thousands)

These Financial Statements have been derived from the accounting records of the Company using its historical results of operations and financial position. Management has included allocations, where necessary, that management believes are reasonable and appropriate, since certain support costs were not historically included in the Product Line. The Financial Statements do not necessarily represent the assets to be sold and liabilities to be assumed or revenues and direct expenses as if the Product Line had been operating as a separate, stand‑alone entity during the periods presented. In addition, the Financial Statements are not indicative of the financial condition or results of operations of the Product Line going forward due to changes that may be made in the business by Haemonetics and the omission of various operating expenses.
The Financial Statements include all or a portion of the Company's subsidiaries involved in the Product Line, all of which are wholly owned by the Company. All significant intercompany balances and transactions have been eliminated.
Financial statements of foreign subsidiaries have been translated into U.S. dollars at exchange rates as follows: (i) asset and liability accounts at year‑end rates, and (ii) revenue and direct expense accounts at weighted average rates. Transaction gains and losses are reflected in the statements of revenues and direct expenses and were not significant for any of the periods presented.
Under the Company's cash management approach, generally all cash, investment, derivative and debt balances are handled centrally by the Company's treasury function. The Company's financial reporting systems are not designed to track financial results on a product line basis. As such, information on operating, investing or financing cash flows for this business are not available for separate disclosure in accordance with U.S. GAAP.
The net sales included in the accompanying statements of revenues and direct expenses represent net sales directly attributable to the Product Line. The costs and expenses included in the accompanying statements of revenues and direct expenses include direct and allocated costs and expenses directly related to the Product Line. The allocation approaches used are more fully described in note 2, Summary of Significant Accounting Policies.
The statements of revenues and direct expenses do not include costs not directly associated with producing the revenues from the Product Line (such as corporate, shared services and other indirect general & administrative costs) as well as interest income/expense and income taxes.

(2)	Summary of Significant Accounting Policies

(a)	Inventory
Inventory is valued at the lower of cost (on the first‑in, first‑out method) or market. All inventory included in the statements of assets to be sold and liabilities to be assumed is directly attributable to the Product Line.

(b)	Long‑Lived Assets
Property, plant and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the respective assets, principally on a straight‑line basis. The estimated useful lives range from 30 to 50 years for buildings, three to ten years for machinery and equipment, three to ten years for information technology hardware and software and eight to ten years for furniture and fixtures. Leasehold improvements are depreciated over the shorter of the remaining life or the remaining lease term.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to the Financial Statements
July 31, 2011 and 2010
(In thousands)

The Company's amortizable intangible assets are comprised almost entirely of patents which are recorded at cost and are subject to amortization for periods ranging up to 18 years, principally on a straight‑line basis.
The Product Line reviews its long‑lived assets for impairment whenever events or circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. If the sum of the expected cash flows, undiscounted, is less than the carrying amount of the asset (or asset group), an impairment loss is recognized as the amount by which the carrying amount of the asset (or asset group) exceeds its fair value. See note 7, Asset Impairment Charges, for a discussion of an impairment charge related to the Product Line recognized during fiscal year 2011.

(c)	Revenue Recognition
Revenue is recognized when title and risk of loss have transferred to the customer and when contractual terms have been fulfilled. Transfer of title and risk of loss occurs when the product is delivered in accordance with the contractual shipping terms.
During the years ended July 31, 2011, July 31, 2010 and July 31, 2009, one customer accounted for approximately 19%, 20% and 20%, respectively, of total Product Line sales.

(d)	Cost of Sales
Cost of sales includes direct variable and fixed costs, as well as an allocation of indirect costs associated with the Product Line's manufacturing operations. The allocations were based upon a variety of measures, such as shipments, materials purchase, square footage, headcount and payroll.

(e)	Selling and Marketing Expenses
Selling and marketing expenses were either specifically identified or based upon an allocation. The allocations were based upon a variety of measures, such as headcount, payroll and shipments.

(f)	General and Administrative Expenses
General and administrative expenses were either specifically identified or allocated based upon a variety of measures, such as headcount, payroll and shipments.

(g)	Research and Development Expenses
Research and development costs, which are expensed when incurred, were either specifically identified or based upon an allocation. The allocations were based upon a variety of measures, such as headcount, payroll and square footage of laboratory space.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to Financial Statements
July 31, 2011 and 2010
(In thousands)

(3)    Inventory
The major classes of inventory, net, are as follows:

	2011	2010
Raw materials and components	$14,169	13,008
Work-in-process	2,329	3,704
Finished goods	20,627	23,588
	$37,125	40,300

(4)	Property, Plant and Equipment
Property, plant and equipment consist of the following:

	2011	2010
Land	$1,491	1,491
Buildings and improvements	27,361	31,361
Machinery and equipment	93,908	102,008
Construction in progress	13,668	15,708
Information technology hardware and software	3,064	2,777
Furniture and fixtures	1,649	1,623
	141,141	154,968
Less accumulated depreciation and amortization	(76,574)	(85,670)
	$64,567	69,298
Depreciation expense for property, plant and equipment for fiscal years 2011, 2010 and 2009 was $9,178, $9,752 and $11,305, respectively.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to Financial Statements
July 31, 2011 and 2010
(In thousands)

(5)    Intangible Assets
Intangible assets consist of the following:

	2011
		Accumulated
	Gross	amortization	Net
Patents	$2,605	1,943	662
Trademarks	84	63	21
	$2,689	2,006	683

	2010
		Accumulated
	Gross	amortization	Net
Patents	$2,621	1,798	823
Trademarks	84	61	22
	$2,704	1,859	845

Amortization expense for intangible assets for fiscal years 2011, 2010 and 2009 was $209, $231 and $225, respectively, in the selling, general and administrative expense line in the statement of revenues and direct expenses. Amortization expense is estimated to be approximately $204 in fiscal year 2012, $156 in fiscal year 2013, $92 in fiscal year 2014, $69 in fiscal year 2015 and $33 in fiscal year 2016.

(6)	Contingencies and Commitments
The Company is currently subject to certain lawsuits and claims arising in the normal course of business. Twenty‑five (25) former temporary workers at Pall Italia S.r.l.'s Ascoli facility have made claims seeking to be rehired on the grounds that changes to Italian law provide for certain temporary workers to be deemed permanent workers with certain employment rights. A limited number of former temporary workers are similarly situated but have not yet made any claims against Pall Italia S.r.l. although there remains a time period for them to bring such claims. Pall Italia S.r.l. has already rehired certain workers pursuant to court order, with the remainder of the claims sill pending before the Court of Ascoli. The claims include claims for back pay and reinstatement. These, and any other lawsuits or claims relating to the business, are the responsibility of the Company under the Agreement to the extent they relate to the operation of the business prior to the completion of the transaction. To the extent that orders for reinstatement of the former temporary workers are rendered after completion of the transaction, the buyer is obligated to cooperate with the Company to implement such remedy. Pending lawsuits and claims relating to the business are not expected to have a material impact on the statements of assets to be sold and liabilities to be assumed and statements of revenues and direct expenses.

Blood Collection, Filtration and
Processing Product Line
(A component of Pall Corporation)
Notes to Financial Statements
July 31, 2011 and 2010
(In thousands)
In connection with the operations of the Product Line, the Company has operating leases, principally for office and warehouse space. Rent expense for all operating leases amounted to approximately $1,919 in fiscal year 2011, $1,916 in fiscal year 2010 and $1,870 in fiscal year 2009. Future minimum rental commitments at July 31, 2011, for all noncancelable operating leases, including an allocation for leases not included with the sale of the Product Line, with initial terms exceeding one year are approximately $1,435 in 2012; $1,261 in 2013; $1,272 in 2014; $1,218 in 2015 and $1,208 in 2016.

(7)	Asset Impairment Charges
The Company reviews long‑lived assets for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable. During fiscal year 2011, the Company performed an assessment of its manufacturing capacity related to the Product Line. This change in circumstances in the use of certain manufacturing long‑lived assets, including buildings and machinery and equipment, indicated that the carrying amount of those assets was not recoverable. The Company estimated the fair value of those assets using primarily marketplace prices for similar assets and determined they were below the carrying value. Based upon that assessment, the Company recorded an impairment charge of $7,336.

(8)	Subsequent Events
Subsequent events have been evaluated through July 16, 2012, which is the date the financial statements were available to be issued.